UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 16, 2023)

KLDiscovery Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9023 Columbine Road
Eden Prairie, Minnesota		55347
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 288-3380

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 18, 2019, Pivotal Acquisition Corp. (“Pivotal”), the predecessor to KLDiscovery Inc. (the “Company”), held an annual meeting of stockholders (the “Pivotal Annual Meeting”) to approve the business combination between LD Topco, Inc., the operator of the Company’s business prior to the business combination (“LD Topco”), and Pivotal, and certain matters relating to the business combination. These related matters included proposals to approve amendments to Pivotal’s amended and restated certificate of incorporation (the “Old Charter”) to (i) change the name of the public entity from “Pivotal Acquisition Corp.” to “KL Discovery Inc.”; (ii) modify and increase Pivotal’s authorized capitalization from 75,000,000 authorized shares of Class A common stock, 10,000,000 authorized shares of Class B common stock, and 1,000,000 authorized shares of preferred stock to 200,000,000 authorized shares of a single class of common stock and 1,000,000 authorized shares of preferred stock; and (iii) delete various provisions applicable only to special purpose acquisition corporations (collectively, the “Proposals”). The Proposals were approved by a majority of the shares of Pivotal’s Class A common stock and Class B common stock, voting together as a single class, that were outstanding as of the record date for the Pivotal Annual Meeting. On December 19, 2019, following the Pivotal Annual Meeting, Pivotal and LD Topco closed the business combination and the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”), which amended and restated the Old Charter to reflect, among other things, the amendments contemplated by the Proposals, with the Secretary of State of the State of Delaware.

A recent ruling by the Court of Chancery introduced uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”) required one or more of the Proposals to be approved in a separate class vote by a majority of Pivotal’s then-outstanding shares of Class A common stock.

Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts. In light of the recent Court of Chancery decision, and to resolve potential uncertainty with respect to the Charter and the Company’s capital structure, on February 16, 2023, the Company filed a petition in the Court of Chancery under Section 205 of the DGCL seeking validation of the Charter and any securities issued in reliance on the Charter. A copy of the petition in the form filed with the Court of Chancery is attached hereto as Exhibit 99.1. Concurrently with the filing of the petition, the Company filed a motion to expedite the hearing on the petition.

On February 16, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the petition to be heard. The hearing has been set for March 14, 2023 at 9:15 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the petition, such stockholder of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In Re KLDiscovery Inc., C.A. No. 2023-0194-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, S. Mark Hurd of Morris, Nichols, Arsht & Tunnell LLP, at shurd@morrisnichols.com.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s authorized capitalization resulting from the Court of Chancery’s ruling referenced above will remain and could have a material adverse impact on the Company, including on the Company’s ability to, among other things, issue shares of capital stock upon exercise or conversion of outstanding securities, complete equity or debt financing transactions, timely comply with its periodic reporting obligations, hold stockholder meetings, use its equity as acquisition currency or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors and adversely affect its commercial relationships. The issues underlying the present circumstances could also result in an event of default under certain of the Company’s outstanding indebtedness.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including the timing of the Chancery Court’s consideration of the Company’s petition and the Chancery Court’s ruling on the petitions of other similarly situated companies.

In particular, no assurances can be made regarding the outcome or timing of the Section 205 proceeding described above. The Section 205 proceeding is subject to inherent uncertainties that are beyond the Company’s control and may not result in resolution of the uncertainty regarding the Company’s authorized capitalization in a timely manner, if at all. All forward-looking statements in this

Current Report are based on information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Petition of KLDiscovery Inc. pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date:	February 17, 2023	By:	/s/ Christopher J. Weiler
		Name: Title:	Christopher J. Weiler Chief Executive Officer